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                                                                     EXHIBIT 1.1

                         FORM OF UNDERWRITING AGREEMENT

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                               NATIONAL CITY BANK
                 (Originator, Beneficiary, Seller and Servicer)

    $_______ Class A Floating Rate Asset Backed Notes, Series 200[___]-[___] $_______ Class B Floating Rate Asset Backed Notes, Series 200[___]-[___] $_______ Class C Floating Rate Asset Backed Notes, Series 200[___]-[___]

                             UNDERWRITING AGREEMENT

                                                            [___][___], 200[___]

[NAME OF UNDERWRITER]

As an Underwriter and as the Representative of the several Underwriters set forth on Schedule A hereto (the "Representative")

[ADDRESS]

Ladies and Gentlemen:

          National City Credit Card Master Note Trust, a Delaware statutory trust (the "Issuer"), and National City Bank, a national banking association (the "Bank"), as originator and as beneficiary of the Issuer, propose to sell
(a) $[___] Class A Floating Rate Asset Backed Notes, Series 200 [___]-[___] (the "Class A Notes"), (b) $[___] Class B Floating Rate Asset Backed Notes, Series 200 [___]-[___] (the "Class B Notes") and (c) $[___] Class C Floating Rate Asset Backed Notes, Series 200 [___]-[___] (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes") representing debt obligations of the Issuer. The Notes will be issued pursuant to the Indenture, dated as of August 23, 2005, as supplemented by the Series 200[___]-[___] Indenture Supplement, to be dated as of [___][___], 200[___] (as so supplemented and as otherwise modified or amended from time to time, the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (in such capacity, the "Indenture Trustee"). The Issuer is operated pursuant to an Amended and Restated Trust Agreement, dated as of August 23, 2005 (as modified and amended from time to time, the "Trust Agreement"), between the Bank, as Beneficiary and Transferor, and Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Administration Agreement, dated as of August 23, 2005 between the Bank, as Administrator and the Issuer. The Notes will be secured by certain assets of the Issuer, including the Collateral Certificate referred to below (collectively, the "Collateral").

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          The Bank has transferred and proposes to continue to transfer
Receivables (as defined below) to the National City Credit Card Master Trust (the "Master Trust") pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated on July 1, 2000 (as further amended from time to time, the "Pooling and Servicing Agreement"), as supplemented by the Series 2005-CC Supplement, dated as of August 23, 2005 (the "Series Supplement"); references herein to the Pooling and Servicing Agreement shall mean, unless otherwise specified, the Pooling and Servicing Agreement as supplemented by the Series Supplement, each between the Bank, as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (in such capacity, the "Master Trust Trustee"). The assets of the Master Trust include, among other things, certain amounts due on a pool of MasterCard(R) and VISA(R) revolving credit card accounts of the Bank (the "Receivables"), and the benefit of a certain Credit Enhancement (as hereinafter defined), if any. Pursuant to the Pooling and Servicing Agreement and the Trust Agreement, the Bank has caused the Master Trust to issue, and the Issuer to acquire, a series of investor certificates entitled the Series 2005-CC Certificate (the "Collateral Certificate"). The Collateral Certificate is an investor certificate under the Pooling and Servicing Agreement that represents undivided beneficial interests in certain assets of the Master Trust.

          The Notes will be sold in a public offering by the Issuer through the underwriters for the Class A Notes listed on Schedule A hereto (the "Class A Underwriters"), the underwriters for the Class B Notes listed on Schedule A hereto (the "Class B Underwriters") and the underwriters for the Class C Notes listed on Schedule A hereto (the "Class C Underwriters" and, together with the Class A Underwriters and Class B Underwriters, the "Underwriters"). Any Notes sold pursuant to this Underwriting Agreement may be entitled to the benefits of a reserve account, and in the case of the Class C Notes, are entitled to the benefits of a spread account ("Credit Enhancement"). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Indenture or the Pooling and Servicing Agreement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Indenture or the Pooling and Servicing Agreement, each capitalized term used or defined herein shall relate only to the Notes designated in this Underwriting Agreement and no other series, class or tranche of notes issued by the Issuer.

          The Bank has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a shelf registration statement on Form S-3 (having registration numbers 333-126628, 333-126628-01, 333-126628-02), including a form of prospectus, relating to the Notes and the Collateral Certificate. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is referred to in this Agreement as the "Registration Statement." The Bank proposes to file with the Commission pursuant to Rule 424(b) under the Act ("Rule 424(b)") a final prospectus supplement (the "Prospectus Supplement") and a final prospectus updating and modifying the prospectus included in the Registration Statement (such


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prospectus, in the form filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the "Basic Prospectus") relating to the Notes and the method of distribution thereof. The Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus."

          Prior to the time the first contract of sale for the Notes was entered into (the "Time of Sale"), the Bank had prepared a preliminary Prospectus, dated [___________] (subject to completion), which will be filed with the Commission pursuant to Rule 424(b). The Time of Sale, as designated by the Representative, is [____] pm (Eastern Time (U.S.)) on [___________]. As used herein, "Preliminary Prospectus" means, with respect to any date or time referred to herein, the most recent preliminary Prospectus (as amended or supplemented, if applicable), which has been prepared and delivered by the Bank to the Underwriters in accordance with the provisions hereof.

          1. Upon the execution of this Agreement, the Bank represents, warrants and covenants to each Underwriter that:

               (a) The Registration Statement on Form S-3 (having registration numbers 333-126628, 333-126628-01, 333-126628-02), including such amendments thereto as may have been required on the date of this Agreement, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Bank, the Issuer and the Registration Statement. The Preliminary Prospectus and the Prospectus will be filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act (the "Rules and Regulations");

               (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Bank, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and on the Closing Date the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Bank and the Issuer in writing by such Underwriter through the Representative expressly for use therein; provided further, however, that, for clarification


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purposes, in this Section 1(b) only, it is understood that the term "Prospectus"
include static pool information required to be disclosed pursuant to Item 1105 of Regulation AB under the Act, without regard to whether such information is deemed to be a part of a prospectus under Item 1105(d) of Regulation AB under the Act;

               (c) The Preliminary Prospectus at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information, which information shall of necessity appear only in the final Prospectus); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Bank in writing by such Underwriter through the Representative expressly for use in the Preliminary Prospectus; provided, however, that, for clarification purposes, in this Section 1(c) only, it is understood that the terms "Preliminary Prospectus" and "Prospectus" include static pool information required to be disclosed pursuant to Item 1105 of Regulation AB under the Act, without regard to whether such information is deemed to be a part of a prospectus under Item 1105(d) of Regulation AB under the Act;

               (d) Other than the Preliminary Prospectus and the Prospectus, the Bank (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes.

               (e) As of the Closing Date, the representations and warranties of the Bank, as Seller and Servicer, in the Pooling and Servicing Agreement will be true and correct;

               (f) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Preliminary Prospectus and to execute, deliver and perform this Agreement and to authorize the sale of the Notes, and to consummate the transactions contemplated by this Agreement and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Bank and its subsidiaries, taken as a whole;

               (g) The Collateral Certificate has been duly authorized, executed, issued and delivered pursuant to the Pooling and Servicing Agreement, authenticated by the Master Trust Trustee and delivered by the Bank, as Beneficiary (as defined in the Trust Agreement), to the Owner Trustee on behalf of the Issuer pursuant to the Trust Agreement, and is entitled to the benefits provided by the Pooling and Servicing Agreement. Each increase in the Invested Amount of the Collateral Certificate will have been authorized and effected in accordance with the Pooling and Servicing Agreement as of the applicable issuance date of each


                                       4

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series of notes under the Indenture; the Pooling and Servicing Agreement has been duly authorized by the Bank and executed and delivered by the Bank and the Master Trust Trustee and constitutes a valid and binding agreement of the Bank; and the Collateral Certificate and the Pooling and Servicing Agreement conform to the descriptions thereof in the Preliminary Prospectus in all material respects;

               (h) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Bank for the consummation of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Master Trust Trustee's interest in the Receivables or the Indenture Trustee's interest in the Collateral;

               (i) The Bank is not in violation of its organizational documents or in default in its performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement. The execution, delivery and performance by the Bank of this Agreement and the Pooling and Servicing Agreement, and the issuance and delivery of the Collateral Certificate and the Notes and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Bank, or any of its properties or any agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the properties of the Bank is subject, or the organizational documents of the Bank; and the Bank has full power and authority to authorize the issuance of the Collateral Certificate and the sale of the Notes as contemplated by this Agreement, and to enter into this Agreement and the Pooling and Servicing Agreement;

               (j) Other than as set forth or contemplated in the Preliminary Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Bank, threatened to which any of the Bank or its subsidiaries is or may be a party or to which any property of the Bank or its subsidiaries is or may be the subject which, if determined adversely to the Bank, could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Bank and its subsidiaries, taken as a whole, and the interests of the holders of the Notes (the "Noteholders"), or (ii) the interests of the Noteholders; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which will not have been filed as required or which are not described as required;

               (k) This Agreement has been duly authorized, executed and delivered by the Bank and constitutes a valid and binding agreement of the Bank; and


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               (l) The Bank was not, on the date on which the first bona fide offer of the Notes sold pursuant to this Agreement was made, an "ineligible issuer" as defined in Rule 405 under the Act.

          2. Upon the execution of this Agreement, the Issuer represents, warrants and covenants to each Underwriter that:

               (a) The Registration Statement on Form S-3 (having registration numbers 333-126628, 333-126628-01, 333-126628-02), including such amendments thereto as may have been required on the date of this Agreement, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Issuer and the Registration Statement. The Preliminary Prospectus and the Prospectus will be filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations;

               (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Issuer, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and on the Closing Date the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer and the Bank in writing by such Underwriter through the Representative expressly for use therein;

               (c) The Preliminary Prospectus at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information, which information shall of necessity appear only in the final Prospectus); provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representative expressly for use in the Preliminary Prospectus;

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               (d) Other than the Preliminary Prospectus and the Prospectus, the
Issuer (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes.

               (e) As of the Closing Date, the representations and warranties of the Issuer in the Indenture will be true and correct in all material respects;

               (f) The Issuer has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Preliminary Prospectus and to execute, deliver and perform the Indenture, and to authorize the issuance of the Notes, and to consummate the transactions contemplated by the Indenture;

               (g) As of the Closing Date, the Notes have been duly authorized, and, when executed, issued and delivered pursuant to the Indenture, duly authenticated by the Indenture Trustee and paid for by the Underwriters in accordance with this Agreement, will be duly and validly executed, authenticated, issued and delivered, and valid and binding obligations of the Issuer and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Issuer and, when executed and delivered by the Issuer and the Indenture Trustee (in the case of the Indenture), each of the Indenture and this Agreement will constitute a valid and binding agreement of the Issuer; and the Notes and the Indenture conform to the descriptions thereof in the Preliminary Prospectus in all material respects;

               (h) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Issuer for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained and made under the Act, such as may be required under state securities laws and with respect to the filing of any financing statements required to perfect the Issuer's interest in the Collateral Certificate or the Indenture Trustee's interest in the Collateral;

               (i) The Issuer is not in violation of its organizational documents or in default in its respective performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in the Indenture. The execution, delivery and performance of this Agreement and the Indenture, and the acquisition, pledge and delivery of the Collateral Certificate and the execution and delivery of the Notes and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any of its properties or any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the properties of the Issuer is subject, or the organizational documents of the Issuer; and the Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement and the Indenture and to enter into the Indenture;

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               (j) Other than as set forth or contemplated in the Preliminary
Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Issuer, threatened to which any of the Issuer or its subsidiaries is or may be a party or to which any property of the Issuer or its subsidiaries is or may be the subject which, if determined adversely to the Issuer, could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, equity or results of operations of the Issuer and its subsidiaries, taken as a whole, and the interests of the Noteholders, or
(ii) the interests of the Noteholders; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which will not have been filed as required or which are not described as required; and

               (k) This Agreement has been duly authorized, executed and delivered by the Issuer and constitutes a valid and binding agreement of the Issuer.

          3. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Bank and the Issuer agrees to sell to the Class A Underwriters, and the Class A Underwriters agree, severally and not jointly, to purchase from the Seller at a purchase price of [___] % of the principal amount thereof, $[___] aggregate principal amount of the Class A Notes, with each Class A Underwriter to purchase the amounts shown on Schedule A hereto.

          4. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Bank and the Issuer agrees to sell to the Class B Underwriters, and the Class B Underwriters agree, severally and not jointly, to purchase from the Seller at a purchase price of [___] % of the principal amount thereof, $[___] aggregate principal amount of the Class B Notes, with each Class B Underwriter to purchase the amounts shown on Schedule A hereto.

          5. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Bank and the Issuer agrees to sell to the Class C Underwriters, and the Class C Underwriters agree, severally and not jointly, to purchase from the Seller at a purchase price of [___] % of the principal amount thereof, $[___] aggregate principal amount of the Class C Notes, with each Class C Underwriter to purchase the amounts shown on Schedule A hereto.

          6. The Bank understands that the Underwriters intend (i) to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representative is advisable and (ii) initially to offer the Notes upon the terms set forth in the Preliminary Prospectus.

          7. Payment for the Notes shall be made to the Bank or to its order by wire transfer of same day funds at 9:00 A.M., New York City time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Bank may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the "Closing Date." As used

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herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

          8. Upon the execution of this Agreement, the Bank and the Issuer, jointly and severally covenant and agree with the several Underwriters that:

               (a) Immediately following the execution of this Agreement, the Bank and the Issuer will prepare a final Prospectus setting forth the terms of the Notes not otherwise specified in the Preliminary Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances and such other information as the Bank and the Issuer deem appropriate. The Bank and the Issuer will transmit the final Prospectus to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b).

               (b) The Issuer will deliver (or the Bank will cause the Issuer to deliver), at the expense of the Bank, to the Representative, two signed copies of the Registration Statement and each amendment thereto, in each case including exhibits, and to each Underwriter a conformed copy of the Registration Statement and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request.

               (c) Before filing any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus, whether before or after the time the Registration Statement becomes effective, the Bank or the Issuer will furnish to the Representative a copy of the proposed amendment or supplement.

               (d) The Bank or the Issuer will advise the Representative promptly, and will confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) when any supplement or amendment to the Preliminary Prospectus or the Prospectus has been filed, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, and (v) of the receipt by the Bank or the Issuer of any notification with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (e) The Bank will, if during such period of time after the first date of the public offering of the Notes as in the opinion of counsel for the Underwriters a Prospectus relating to the Notes is required by law to be delivered (including any such delivery as contemplated by Rule 172 under the Act) in connection with sales by an Underwriter or dealer, (i) any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the

Prospectus is delivered to a purchaser, not misleading, or (ii) it is necessary to amend or supplement the Prospectus to comply with the law, forthwith prepare and furnish, at the expense of the Bank, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Bank and the Issuer) to which Notes may have been sold and to any other dealers upon request, a copy of such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the law.

               (f) The Issuer will endeavor to qualify (or the Bank will cause the Issuer to qualify) the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Notes and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that neither the Bank nor the Issuer shall be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that neither the Bank nor the Issuer shall be required to file a general consent to service of process in any jurisdiction.

               (g) So long as any of the Notes are outstanding, the Issuer or the Bank will furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of the Notes and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

               (h) For a period from the date of this Agreement until the retirement of the Notes, the Bank, as Servicer, will furnish to the Representative copies of each certificate and the annual statements of compliance delivered to the Master Trust Trustee pursuant to Article III of the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Master Trust Trustee pursuant to
Article III of the Pooling and Servicing Agreement, by first-class mail promptly after such statements and reports are furnished to the Master Trust Trustee.

               (i) During the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, neither the Bank nor the Issuer will offer, sell, contract to sell or otherwise dispose of any credit card backed securities with the same term and other characteristics identical to the Notes without the prior written consent of the Representative.

               (j) The Bank will cause the Notes to be registered in a timely manner pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under the circumstances where such registration is required, and the Indenture to be qualified pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

               (k) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or rating agencies rating the Notes (each, a "Rating Agency") is conditional upon the furnishing of documents or the taking of any other reasonable action by the Bank or the Issuer agreed upon on or prior to the Closing Date, the Bank or the Issuer, as applicable, shall furnish such documents and take any such other reasonable action.

          9. The Bank will pay all costs and expenses incident to the performance of its obligations and the obligations of the Issuer under this Agreement, including, without limiting the generality of the foregoing, (i) all costs and expenses incident to the preparation, issuance, execution, authentication and delivery of the Notes, (ii) all costs and expenses incident to the preparation, printing and filing under the Act or the Exchange Act of the Registration Statement, the Prospectus or the Preliminary Prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) all costs and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Notes under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees and expenses of counsel for the Underwriters), (iv) all costs and expenses related to any filing with the National Association of Securities Dealers, Inc., (v) all costs and expenses in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Pooling and Servicing Agreement, the Indenture and any Blue Sky Memorandum and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus as herein provided, (vi) the reasonable fees and disbursements of the Bank's counsel and accountants, and (vii) all costs and expenses payable to each Rating Agency in connection with the rating of the Notes, except that the Underwriters agree to reimburse the Bank for an amount, if any, specified in this Agreement on the Closing Date for application toward such expenses. It is understood that, except as specifically provided in Sections 11 and 15 of this Agreement, the Underwriters will pay all of their own fees, costs and expenses (including the fees and disbursements of its counsel), transfer taxes and any advertising expenses in connection with sales or offers from the Underwriters to third parties.

          10. The several obligations of the Underwriters hereunder are subject to the performance by the Bank and the Issuer of their respective obligations hereunder and to the following additional conditions:

               (a) On or prior to the Closing Date, the Representative shall have received a letter or letters of Ernst & Young LLP, dated as of the date of the Preliminary Prospectus and as of the Closing Date, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and stating that the engagement to apply agreed-upon procedures was performed in accordance with the standards established by the American Institute of Certified Public Accountants, and otherwise in form and in substance satisfactory to the Representative and its counsel.

               (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 6 of this Agreement; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Bank or the Issuer, threatened by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.

               (c) The representations and warranties of the Bank and the Issuer contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and each of the Bank and the Issuer shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

               (d) The Representative shall have received an opinion of Linda K. Erkkila, Vice President and Attorney for the Bank or such other officer that the Bank may choose (provided that such officer is acceptable to the Representative), subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                    (i) The Bank is a national banking association formed under the laws of the United States of America and is authorized to transact the business of banking, including to own its assets and to transact its business as described in the Preliminary Prospectus and the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own, sell and service the Accounts and the Receivables;

                    (ii) The Bank has the power and authority to execute and deliver this Agreement, the Pooling and Servicing Agreement, the Trust Agreement, the Indenture and the other transaction documents referred to in such opinion that are executed by the Bank, on its behalf and on behalf of the Issuer as Administrator (the Indenture and such other transaction documents being referred to herein as the "Trust Documents") and to consummate the transactions contemplated herein and therein;

                    (iii) Each of the Trust Documents and the Collateral Certificate has been duly authorized, executed and delivered by the Bank;

                    (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Bank of the transactions contemplated herein or in the Trust Documents, except for such consents, approvals, orders or filings as may be required under federal or state securities laws and except for such filings as may be required to perfect interests in the Receivables pursuant to the Pooling and Servicing Agreement or the Collateral pursuant to the Trust Agreement and the Indenture;

                    (v) Neither the execution, delivery and performance by the Bank of its obligations under the Trust Documents, the transfer of the Receivables to the Master Trust, the issuance and delivery of the Collateral Certificate, the issuance and delivery of the Notes, nor the consummation of any other of the transactions contemplated in the Trust Documents will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or By-laws of the Bank, each as amended, or any rule, order, statute or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank or the terms of any material indenture or other material agreement or instrument known to such counsel to which the Bank is a party or by which it or its properties are bound; and

                    (vi) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of any Trust Document, the Collateral Certificate or the Notes, (y) seeking to prevent the issuance of the Collateral Certificate or the Notes or the consummation of any of the transactions contemplated by the Trust Documents, the Collateral Certificate or the Notes, which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, any Trust Document, the Collateral Certificate or the Notes or (z) seeking adversely to affect the federal income tax attributes of the Notes as described in the Preliminary Prospectus and the Prospectus under the headings "Prospectus Summary -- Tax Status" and "Federal Income Tax Consequences."

               (e) The Representative shall have received an opinion of Jones Day, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                    (i) The Registration Statement has become effective under the Act and the Prospectus has been filed with the Commission, pursuant to Rule 424(b) promulgated under the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and the Registration Statement and the Prospectus (other than the financial and statistical information therein as to which such counsel express no opinion), as of their respective effective date or date of issuance, complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

                    (ii) This Agreement, the Pooling and Servicing Agreement, the Indenture, the Collateral Certificate and the Notes conform in all material respects to the descriptions thereof contained in the Registration Statement, in the form in which it became effective, and the Prospectus;

                    (iii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Master Trust nor the Issuer is now, or immediately following the sale of the Notes pursuant to this Agreement will be, required to be registered under the Investment Company Act of 1940, as amended, and the Indenture has been qualified under the Trust Indenture Act;

                    (iv) The Indenture is the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms;

                    (v) When the Notes have been duly executed and delivered by the Issuer, and when authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for by the Underwriters pursuant to this Agreement, the holder of record of any Note will be entitled to the benefits afforded by the Indenture, and the Notes will constitute the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms;

                    (vi) The statements in the Preliminary Prospectus and the Prospectus under the heading "Benefit Plan Investors," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

          Such counsel also shall state that they have participated in conferences with representatives of the Bank and its accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement, the Prospectus and the Preliminary Prospectus and have considered the matters required to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraph (vi) above) and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Prospectus, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Preliminary Prospectus, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement, the Prospectus or the Preliminary Prospectus or, in the case of the Preliminary Prospectus, the omission of pricing and price-dependent information, which information shall of necessity appear only in the final Prospectus). References to the Preliminary Prospectus or the Prospectus in this paragraph include any amendments or supplements thereto.

               (f) The Representative shall have received an opinion or opinions of Jones Day, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, (i) with respect to the perfection of the Master Trust Trustee's interest in the Receivables and certain other matters relating to the applicable Credit Enhancement, if any, (ii) with respect to the perfection of the Issuer's interest in the Collateral Certificate and the Issuer Accounts, (iii) with respect to certain matters relating to the transfer of the Collateral Certificate and the applicable Credit Enhancement, if any, to the Indenture Trustee, and (iv) with respect to the applicability of certain provisions of the National Bank Act and the Federal Deposit Insurance Act, as amended by the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 with respect to the effect of receivership of the Bank on such interest in the Receivables and with respect to other related matters, in a form previously approved by you and your counsel. In addition, the Representative shall have received a reliance letter with respect to any opinion that the Bank is required to deliver to any Rating Agency.

               (g) The Representative shall have received the opinion delivered by Jones Day, counsel to the Bank which opinion shall provide that:

                    (i) to the extent that the Notes are characterized as indebtedness for federal income tax purposes, they will be characterized as indebtedness for purposes of the Ohio franchise tax as measured by net income;

                    (ii) to the extent that the Notes, when issued, will not represent interests in an association taxable as a corporation for federal income tax purposes, the Notes should not represent interests in a person or entity (1) taxable as a corporation for purposes of the Ohio corporation franchise tax measured by net income, (2) subject to the direct tax on an Ohio "qualifying pass-through entity," (3) subject to the Ohio income tax levied on individuals and estates, or (4) subject to the Ohio withholding tax levied on "qualifying pass-through entity" or a "qualifying trust"; and

                    (iii) the statements in the Preliminary Prospectus and the Prospectus under the heading "Federal Income Tax Consequences--State and Local Taxation," to the extent they express legal conclusions with respect to Ohio law, are correct in all material respects.

               (h) The Representative shall have received an opinion of Orrick, Herrington & Sutcliffe LLP, special tax counsel for the Bank and the Issuer subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that the statements in the Preliminary Prospectus and the Prospectus under the heading "Federal Income Tax Consequences," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

               (i) The Representative shall have received an opinion from Richards, Layton & Finger, P.A., special Delaware counsel to the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to (i) the creation of a security interest in the Receivables in favor of the Master Trust Trustee, (ii) the characterization of the Master Trust for federal income tax purposes being determinative of the character of the Master Trust under the laws of the State of Delaware concerning any tax imposed on or measured by income,
(iii) the Pooling and Servicing Agreement constituting the legal, valid and binding obligation of the Bank under the laws of the State of Delaware, and being enforceable against the Bank in accordance with its terms and (iv) when authenticated and delivered in accordance with the terms of the Pooling and Servicing Agreement, the Collateral Certificate will be duly and validly issued and outstanding, fully paid and nonassessable, and will be entitled to the benefits of the Pooling and Servicing Agreement.

               (j) The Representative shall have received from Orrick, Herrington & Sutcliffe LLP, special counsel for the Underwriters, such opinion or opinions, dated the Closing

Date, with respect to such matters relating to this transaction as the Representative may require, and the Seller shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (k) The Representative shall have received an opinion delivered by Varnum Riddering Schmidt & Howlett LLP (or such other counsel as may be satisfactory to the Representative), as counsel to the Seller, which opinion shall provide that the characterization of the Issuer for federal income tax purposes will be determinative of the character of the Issuer under the laws of the State of Michigan concerning any tax imposed on or measured by income.

               (l) The Representative shall have received a certificate, dated the Closing Date, of a Vice President or more senior officer of the Bank in which such officer, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Bank in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the representations and warranties of the Bank, as Seller and as Servicer, in the Pooling and Servicing Agreement are true and correct in all material respects as of the dates specified in the Pooling and Servicing Agreement, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and that, subsequent to the Time of Sale, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Preliminary Prospectus.

               (m) The Representative shall have received an opinion of Emmet, Marvin & Martin LLP, counsel to the Master Trust Trustee, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                    (i) The Master Trust Trustee is a Delaware banking corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement and to act as Master Trust Trustee under the Pooling and Servicing Agreement;

                    (ii) The Agreement of Resignation, Appointment and Acceptance of Trustee (the "Trustee Agreement"), under which agreement the Master Trust Trustee accepted its appointment as successor Master Trust Trustee under the Pooling and Servicing Agreement, has been duly authorized, executed and delivered by the Master Trust Trustee;

                    (iii) The Master Trust Trustee has duly authenticated the Collateral Certificate;

                    (iv) The execution and delivery of the Trustee Agreement under which the Master Trust Trustee accepted its appointment as successor Master Trust

     Trustee under the Pooling and Servicing Agreement by the Master Trust Trustee and the performance by the Master Trust Trustee of its obligations under the Trustee Agreement and, as successor Master Trust Trustee, of its obligations under the Pooling and Servicing Agreement do not conflict with or result in a violation of (x) any existing law or regulation of the United States of America or the State of Delaware governing the banking or trust powers of the Master Trust Trustee, or (y) the certificate of incorporation or by-laws of the Master Trust Trustee;

                    (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Delaware having jurisdiction over the banking or trust powers of the Master Trust Trustee is required in connection with the execution and delivery by the Master Trust Trustee of the Trustee Agreement under which the Master Trust Trustee accepted its appointment as successor Master Trust Trustee under the Pooling and Servicing Agreement or the performance of its obligations thereunder or under the Pooling and Servicing Agreement; and

                    (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Master Trust Trustee (as Master Trust Trustee under the Pooling and Servicing Agreement) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Master Trust Trustee to perform its obligations under the Pooling and Servicing Agreement.

               (n) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to the creation of a security interest in the Collateral Certificate in favor of the Issuer and with respect to the perfection by filing of the Indenture Trustee's security interest, for the benefit of the Noteholders, in the Collateral Certificate and the proceeds thereof.

               (o) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Owner Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                    (i) The Owner Trustee is duly incorporated and validly existing as a banking corporation in good standing under the laws of the State of Delaware.

                    (ii) The Owner Trustee has power and authority to execute, deliver and perform its obligations under the Trust Agreement and to consummate the transactions contemplated thereby.

                    (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms.

                    (iv) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed).

                    (v) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, is in violation of the charter or by laws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking or trust powers of the Owner Trustee or, to our knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to our knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee.

                    (vi) To such counsel's knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other government authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

               (p) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, substantially to the effect that:

                    (i) The Issuer has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. Section 3801, et seq. (referred to in this subsection (p) as the "Act");

                    (ii) The Trust Agreement is a legal, valid and binding obligation of the Owner Trustee and the Beneficiary (as defined in the Trust Agreement), enforceable against the Owner Trustee and the Beneficiary, in accordance with its terms;

                    (iii) The Trust Agreement and the Act authorize the Issuer to execute and deliver the Indenture and the other transaction documents referred to in such opinion (collectively referred to in this subsection
     (p) as the "Trust Documents"), to issue the Notes and the Issuer's certificate of beneficial interest (referred to in this subsection (p) as the "Trust Certificate") and to grant the trust estate to the Indenture Trustee as security for the Notes;

                    (iv) The Issuer has the power and authority, pursuant to the Trust Agreement and the Act, to execute, deliver and perform its obligations under the Trust Documents, the Notes and the Trust Certificate and the execution and delivery of such agreements and obligations have been duly authorized;

                    (v) The Trust Certificate has been validly issued and is entitled to the benefits of the Trust Agreement;

                    (vi) Neither the execution, delivery and performance by the Issuer of the Trust Documents, the Notes or the Trust Certificate, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust of the Issuer with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Trust Documents;

                    (vii) Neither the execution, delivery and performance by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer;

                    (viii) Under Section 3805(b) of the Act, no creditor of the holder of the Trust Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement;

                    (ix) Under Section 3808(a) and (b) of the Act, the Issuer may not be terminated or revoked by the Beneficiary (as defined in the Trust Agreement), and the dissolution, termination or bankruptcy of any holder of the Trust Certificate shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement;

                    (x) The Owner Trustee is not required to hold legal title to the owner trust estate in order for the Issuer to qualify as a statutory trust under the Act;

                    (xi) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral Certificate;

                    (xii) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the transfer of the Collateral Certificate to or from the Issuer;

                    (xiii) The corpus of the Issuer is not subject to any personal property or similar ad valorem tax imposed by the State of Delaware;

                    (xiv) The characterization of the Issuer for federal income tax purposes, whether as a trust, partnership or association taxable as a corporation, is determinative of the character of the Issuer for State of Delaware income tax purposes, and, if the Issuer is characterized as a partnership for State of Delaware income tax purposes, no State of Delaware income tax is imposed upon the Issuer. For State of Delaware income tax purposes, taxable income would be derived from "federal taxable income," and for the purpose of ascertaining such taxable income for State of Delaware income tax purposes, the amount of federal taxable income as determined for federal income tax purposes would be determinative, whether such amount of federal taxable income is determined upon a characterization of the transaction as a sale or as a loan;

                    (xv) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the Notes;

                    (xvi) There is no income tax imposed by New Castle County, Delaware, upon the Issuer and New Castle County, Delaware, is prohibited by Delaware State law from imposing a personal property tax upon or measured by the corpus of the Issuer; and

                    (xvii) The Beneficiary (as defined in the Trust Agreement) is the sole beneficial owner of the Issuer.

               (q) The Representative shall have received a certificate, dated the Closing Date, of an authorized representative of the Issuer in which such representative, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Issuer in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the representations and warranties of the Issuer in the Indenture are true and correct in all material respects as of the dates specified in the Indenture, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been issued or are threatened by the Commission and that, subsequent to the Time of Sale, there has been no material adverse change in the financial position or results of operation of the Issuer's business except as set forth in or contemplated by the Preliminary Prospectus.

               (r) The Underwriters shall have received an opinion of Emmet, Marvin & Martin LLP, counsel to the Indenture Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                    (i) The Indenture Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture;

                    (ii) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee;

                    (iii) The Indenture Trustee has duly executed and authenticated the Notes on the Closing Date;

                    (iv) The execution and delivery of the Indenture by the Indenture Trustee and the performance by the Indenture Trustee of the terms of the Indenture do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Indenture Trustee, or (y) the organization certificate or by-laws of the Indenture Trustee;

                    (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee thereunder;

                    (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as Indenture Trustee under the Indenture or in its individual capacity) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture; and

                    (vii) The execution, delivery and performance by the Indenture Trustee of the Indenture will not subject any of the property or assets of the Issuer, or any portion thereof, to the imposition of any lien which may be asserted against the Issuer by the Indenture Trustee in its capacity as Indenture Trustee.

               (s) The Representative shall receive evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been filed in the office of the Secretaries of State of the states of Ohio and Delaware (and such other states as may be necessary or desirable pursuant to applicable state law) reflecting the interest of the Master Trust in the Receivables and the proceeds thereof, and the interest of the Indenture Trustee in the Collateral Certificate and the proceeds thereof, each as applicable.

               (t) The Representative shall have received evidence satisfactory to the Representative that the Class A Notes shall be rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Ratings Services ("Standard & Poor's") and "AAA" by Fitch, Inc. ("Fitch"), that the Class B Notes shall be rated no lower than "A2" by Moody's, "A" by Standard & Poor's and "A" by Fitch, and that the Class C Notes shall be rated no lower than "Baa2" by Moody's, "BBB" by Standard & Poor's and "BBB" by Fitch.

          The Bank will furnish you, or cause you to be furnished with, such number of conformed copies of such opinions, certificates, letters and documents as you reasonably request.

          11. (a) The Bank and the Issuer, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Bank; and (iii) against any and all expenses whatsoever (including, subject to Section 11(d) hereof, the reasonable fees and disbursements of counsel chosen by you) as reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Bank and the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Bank or the Issuer by the Underwriters expressly for use therein. Each of the Bank and the Issuer acknowledges that information relating to the Underwriters set forth in the first sentence under the heading "Risk Factors--It May Not Be Possible to Find an Investor to Purchase Your Notes" in the Preliminary Prospectus and the Prospectus and the information under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus (other than the information in the last two paragraphs under such heading) constitutes the only information furnished in writing by the Underwriters or on behalf of the Underwriters for inclusion in the Preliminary Prospectus and the Prospectus (the "Underwriters' Information").

               (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Bank and the Issuer against any losses, claims, damages or liabilities to which the Bank or the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Bank or the Issuer by such Underwriter through the Representative expressly for use in the Registration

Statement or the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto.

               (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Bank and the Issuer against any losses, claims, damages or liabilities to which the Bank or the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Underwriter Free Writing Prospectus (as defined in Section 17(a) herein), or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Underwriter will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement in any Underwriter Free Writing Prospectus in reliance upon and in conformity with (i) any written information furnished to such Underwriter by the Bank or the Issuer expressly for use therein or (ii) the Preliminary Prospectus or Prospectus, which information was not corrected by information subsequently provided by the Bank or the Issuer to such Underwriter prior to the time of use of such Underwriter Free Writing Prospectus.

               (d) Promptly after receipt by an indemnified party under this
Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; provided, however, that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party other than under subsection
(a) or (b) above unless, to the extent the indemnifying party did not otherwise learn of such action, such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest that cannot be waived, (ii) the actual or potential defendants in or targets of any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any claim or proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

               (e) For clarification purposes, in this Section 11 only, it is understood that the terms "Preliminary Prospectus" and "Prospectus" include static pool information required to be disclosed pursuant to Item 1105 of Regulation AB under the Act, without regard to whether such information is deemed to be a part of a prospectus under Item 1105(d) of Regulation AB under the Act.

          12. If the indemnification provided for in Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsection 11(a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection 11(a) or (b) above. In determining the amount of contribution to which the respective parties are entitled, (i) there shall be considered the relative benefits received by each party from the offering of the Notes or, (ii) if the allocation provided by clause (i) above is not permitted by applicable law, there shall be considered not only the relative benefits referred to in clause (i) above but also the relative fault of each party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities and expenses as well as any other relevant equitable considerations. The relative benefits received by each party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Bank or the Issuer (including the proceeds of the offering of the Notes paid to the Bank by the Issuer) bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of each party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank, the Issuer or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Each of the Bank, the Issuer and each Underwriter agrees that it would not be equitable if the amount of such contribution were determined by a pro rata, a per capita or any other form of allocation that does not take into account these equitable considerations. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this
Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this Section 12. Notwithstanding the provisions of this Section 12, in no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the Notes) be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such Underwriter hereunder. Notwithstanding the provisions of this Section 12, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation, pursuant to this
Section 12, to contribute are several in proportion to their respective underwriting obligations and are not joint. For purposes of this Section 12, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Bank, each officer of the Bank who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act shall have the same rights to contribution as the Bank.

          13. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Bank, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has occurred any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation of National City Corporation or the Bank and its subsidiaries, taken as a whole, the effect of which in the reasonable judgment of the Representative materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any outstanding notes issued by the Issuer or any outstanding investor certificates issued by the Master Trust, by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of such notes or investor certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange; (iv) a general moratorium on commercial banking activities in New York, Michigan or Ohio shall have been declared by either Federal or New York, Michigan or Ohio State authorities; or (v) there shall have occurred any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable or inadvisable to proceed with completion of the sale and payment for the Notes.

          14. If any Underwriter defaults in its obligations to purchase Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of such Notes, you may make arrangements satisfactory to the Bank for the purchase of such Notes by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of such Notes and arrangements satisfactory to you and the Bank for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Bank, except as provided in Section 9 of this Agreement. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          15. If for any reason other than as set forth in Section 14 of this Agreement the purchase of the Notes by the Underwriters is not consummated, the Bank shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 9 of this Agreement and the respective obligations of the Bank, the Issuer, and the Underwriters pursuant to Sections 11 and 12 of this Agreement shall remain in effect. If the purchase of the Notes by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clauses (ii), (iii) or (iv) of Section 13 of this Agreement, the Bank will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

          16. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to [Name of Underwriter], as the Representative, at [Address], Attention: [___], or to such other address as the Representative may designate in writing to the Bank. Notices to the Bank shall be given to it at 1900 East 9th Street Cleveland, Ohio 44114, Attention: [___].

          17. (a) Each Underwriter, severally, represents, warrants and covenants to the Bank and the Issuer that it has not prepared, made, used, authorized, approved, disseminated or referred to and will not prepare, make, use, authorize, approve, disseminate or refer to any "written communication" (as defined in Rule 405 under the Act), other than the Preliminary Prospectus and the Prospectus, that constitutes an offer to sell or solicitation of an offer to buy the Notes, including but not limited to any "ABS informational and computational materials" as defined in Item 1101(a) of Regulation AB under the Act, unless such Underwriter has obtained the prior written approval of the Bank and the Issuer; provided, however, that each Underwriter may prepare and convey to one or more of its potential investors one or more "written communications" (as defined in Rule 405 under the Act) containing no more than the following: information contemplated by Rule 134 under the Act and included or to be included in the Preliminary Prospectus or the Prospectus, as well as a column or other entry showing the status of the subscriptions for the Notes and/or expected pricing parameters of the Notes (each such written communication, an "Underwriter Free Writing Prospectus").

               (b) Each Underwriter severally represents, warrants and agrees with the Issuer and the Bank that:

                    (i) each Underwriter Free Writing Prospectus prepared by it will not, as of the date such Underwriter Free Writing Prospectus was delivered to any prospective purchaser of Notes, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no Underwriter makes such representation, warranty or agreement to the extent such misstatements or omissions were the result of any inaccurate information which was included in the Preliminary Prospectus, the Prospectus or any written information furnished to the related Underwriter by the Issuer or the Bank expressly for use therein, which information was not corrected by information subsequently provided by the Issuer or the Bank to the related Underwriter prior to the time of use of such Underwriter Free Writing Prospectus;

                    (ii) each Underwriter Free Writing Prospectus prepared by it shall contain a legend substantially in the form of and in compliance with Rule

     433(c)(2)(i) of the Act, and shall otherwise conform to any requirements for "free writing prospectuses" under the Act;

                    (iii) each Underwriter Free Writing Prospectus prepared by it shall be delivered to the Issuer and the Bank no later than the time of first use and, unless otherwise agreed to by the Issuer and the Bank and the related Underwriter, such delivery shall occur no later than the close of business for the Bank (Eastern Time) on the date of first use; provided, however, if the date of first use is not a Business Day, such delivery shall occur no later than the close of business for the Bank (Eastern Time) on the first Business Day preceding such date of first use.

          18. Each Underwriter, severally, represents that it will not, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(a)(11) of the Act) with respect to the Notes, transfer, deposit or otherwise convey any Notes into a trust or other type of special purpose vehicle that issues securities or other instruments backed in whole or in part by, or that represents interests in, such Notes without the prior written consent of the Bank.

          19. Each Underwriter, severally, represents and agrees (i) that it did not enter into any contract of sale for any Notes prior to the Time of Sale and
(ii) that it will, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(a)(11) of the Act) with respect to the Notes, convey to each investor to whom Notes are sold by it during the period prior to the filing of the final Prospectus (as notified to the Underwriters by the Bank), at or prior to the applicable time of any such contract of sale with respect to such investor, the Preliminary Prospectus.

          20. Each Underwriter, severally, represents and agrees that it has not and will not, directly or indirectly, offer, sell or deliver any of the Notes or distribute the Prospectus or any other offering materials relating to the Notes in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance by it with any applicable laws and regulations thereof and that will, to the best of its knowledge and belief, not impose any obligations on the Bank or the Issuer except as set forth herein.

          21. This Agreement shall become effective upon its execution and delivery.

          22. The Bank and the Issuer acknowledge and agree that (i) the transaction contemplated by this Agreement is an arm's-length commercial transaction between the Bank and the Issuer, on the one hand, and the each of the Underwriters, on the other, (ii) in connection therewith with respect to all aspects of the transaction contemplated herein, each Underwriter is acting as a principal and not the agent or fiduciary of the Bank and the Issuer and the Bank hereby expressly disclaim any fiduciary relationship with respect thereto, and
(iii) none of the Underwriters has assumed an advisory responsibility in favor of the Bank or the Issuer with respect to the transaction contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Bank or the Issuer on other matters) or any other obligation to the Bank or the Issuer except the obligations expressly set forth in this Agreement.

          23. This Agreement shall inure to the benefit of and be binding upon the Bank, the Issuer, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Bank, the Issuer and the Underwriters in accordance with its terms.

                                        Very truly yours,

                                        NATIONAL CITY BANK,
                                        as Originator, Beneficiary and Seller


                                        By:
                                            ------------------------------------
                                        Name: [________________________________]

                                        Title: [_______________________________]


                                        NATIONAL CITY CREDIT CARD MASTER NOTE
                                        TRUST,
                                        as Issuer

                                        By: National City Bank,
                                            not in its individual
                                            capacity but solely as Administrator
                                            on behalf of the Issuer


                                        By:
                                            ------------------------------------
                                        Name: [________________________________]

                                        Title: [_______________________________]

              [Signature Page to Series [_] Underwriting Agreement]

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the date first above written.

[_______________],
As Underwriter and as the Representative of the several Underwriters named on Schedule A hereto


By:
    ---------------------------------
Name: [_____________________________]

Title:[_____________________________]

              [Signature Page to Series [_] Underwriting Agreement]

                                   SCHEDULE A

                                 Class A Notes

                       Principal Amount of
Class A Underwriters      Class A Notes
--------------------   -------------------
[_______________]       $[_______________]
[_______________]       $[_______________]
[_______________]       $[_______________]
     Total              $[_______________]

                                 Class B Notes

                       Principal Amount of
Class B Underwriters      Class B Notes
--------------------   -------------------
[_______________]       $[_______________]
     Total              $[_______________]

                                 Class C Notes

                       Principal Amount of
Class C Underwriters      Class C Notes
--------------------   -------------------
[_______________]       $[_______________]
     Total              $[_______________]